Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) July 31, 2019

NUMBER OF SHARES		VALUE†
Common Stocks 87.3%
Apartments 6.2%
151,900	American Campus Communities, Inc.	$7,101,325	(a)
78,100	Mid-America Apartment Communities, Inc.	9,203,304	(a)
		16,304,629
Commercial Financing 8.5%
276,500	Blackstone Mortgage Trust, Inc. Class A	9,821,280	(a)
541,400	Starwood Property Trust, Inc.	12,576,722	(a)
		22,398,002
Data Centers 5.8%
73,000	CoreSite Realty Corp.	7,651,130	(a)
67,100	Digital Realty Trust, Inc.	7,673,556	(a)
		15,324,686
Diversified 1.6%
419,700	Lexington Realty Trust	4,142,439

Free Standing 4.2%
155,050	Four Corners Property Trust, Inc.	4,177,047	(a)
59,200	National Retail Properties, Inc.	3,092,608	(a)
84,800	Spirit Realty Capital, Inc.	3,741,376
		11,011,031
Health Care 12.9%
529,166	Medical Properties Trust, Inc.	9,260,405	(a)
275,300	Omega Healthcare Investors, Inc.	9,993,390	(a)
81,100	Ventas, Inc.	5,457,219	(a)
113,600	Welltower, Inc.	9,442,432	(a)
		34,153,446
Home Financing 4.7%
182,700	AGNC Investment Corp.	3,131,478	(a)
955,700	Annaly Capital Management, Inc.	9,126,935	(a)
		12,258,413
Industrial 5.0%
68,950	Prologis, Inc.	5,558,060	(a)
258,700	STAG Industrial, Inc.	7,688,564	(a)
		13,246,624
Infrastructure 13.7%
76,300	American Tower Corp.	16,146,606	(a)
149,600	Crown Castle International Corp.	19,935,696	(a)
		36,082,302
Lodging/Resorts 1.4%
144,000	Park Hotels & Resorts, Inc.	3,803,040	(a)

Manufactured Homes 3.7%
74,300	Sun Communities, Inc.	9,867,783

Office 6.5%
57,800	Alexandria Real Estate Equities, Inc.	8,459,608	(a)
189,180	Highwoods Properties, Inc.	8,575,529	(a)
		17,035,137
Regional Malls 5.5%
365,600	Brookfield Property Partners LP	7,063,392	(a)
46,400	Simon Property Group, Inc.	7,526,080	(a)
		14,589,472
Self Storage 3.6%
85,400	Extra Space Storage, Inc.	9,598,106	(a)

Shopping Centers 2.2%
294,200	Kimco Realty Corp.	5,651,582	(a)

Specialty 0.7%
63,900	Iron Mountain, Inc.	1,879,299	(a)

Timber 1.1%
118,100	Weyerhaeuser Co.	3,000,921	(a)
Total Common Stocks (Cost $206,780,949)		230,346,912

Preferred Stocks 50.3%
Data Centers 0.5%
45,000	Digital Realty Trust, Inc., Ser. C, 6.63%	1,197,900

Diversified 7.9%
194,139	Colony Capital, Inc., Ser. B, 8.25%	4,981,607
16,212	Colony Capital, Inc., Ser. H, 7.13%	378,550
533,591	Colony Capital, Inc., Ser. I, 7.15%	12,614,091	(a)
125,000	Colony Capital, Inc., Ser. J, 7.13%	2,951,250	(a)
		20,925,498
Free Standing 0.9%
98,922	National Retail Properties, Inc., Ser. F, 5.20%	2,492,834	(a)

Home Financing 3.2%
325,000	Annaly Capital Management, Inc., Ser. F, 6.95%	8,359,000	(a)

Industrial 4.8%
100,000	PS Business Parks, Inc., Ser. U, 5.75%	2,589,000
255,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	6,591,900	(a)
125,600	STAG Industrial, Inc., Ser. C, 6.88%	3,417,576	(a)
		12,598,476
Lodging/Resorts 10.3%
379,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	7,273,010
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	—	*(b)(c)
349,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	9,483,495	(a)
192,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	5,184,000	(a)
200,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	5,224,000	(a)
		27,164,505

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Manufactured Homes 0.5%
55,900	UMH Properties, Inc., Ser. C, 6.75%	$1,437,748

Office 2.8%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,350,000	(a)

Regional Malls 8.0%
299,115	CBL & Associates Properties, Inc., Ser. D, 7.38%	2,273,274
185,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	1,295,000
292,289	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	6,398,207	(a)
227,439	Taubman Centers, Inc., Ser. J, 6.50%	5,867,926	(a)
255,000	Washington Prime Group, Inc., Ser. H, 7.50%	5,247,900	(a)
		21,082,307
Self Storage 0.4%
40,500	Public Storage, Ser. E, 4.90%	1,021,410	(a)

Shopping Centers 6.2%
25,788	Cedar Realty Trust, Inc., Ser. B, 7.25%	646,247
124,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	2,793,491
20,000	Federal Realty Investment Trust, Ser. C, 5.00%	507,000
41,800	Kimco Realty Corp., Ser. K, 5.63%	1,073,424
70,131	Saul Centers, Inc., Ser. C, 6.88%	1,817,796
276,750	SITE Centers Corp., Ser. K, 6.25%	7,198,267	(a)
90,000	Urstadt Biddle Properties, Inc., Ser. G, 6.75%	2,313,000
		16,349,225
Single Family Homes 4.8%
223,000	American Homes 4 Rent, Ser. D, 6.50%	6,143,650	(a)
15,000	American Homes 4 Rent, Ser. E, 6.35%	411,900
105,700	American Homes 4 Rent, Ser. F, 5.88%	2,856,014	(a)
120,900	American Homes 4 Rent, Ser. G, 5.88%	3,270,346	(a)
		12,681,910
Total Preferred Stocks (Cost $144,186,097)		132,660,813

Short-Term Investments 0.5%
Investment Companies 0.5%
1,399,795	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.26%(d) (Cost $1,399,795)	1,399,795
Total Investments 138.1% (Cost $352,366,841)		364,407,520
Liabilities Less Other Assets (38.1)%		(100,450,307)
Net Assets Applicable to Common Stockholders 100.0%		$263,957,213

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.
(b)	Defaulted security.
(c)	Illiquid security.
(d)	Represents 7-day effective yield as of July 31, 2019.

See Notes to Schedule of Investments

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of July 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$230,346,912	$—	$—	$230,346,912
Preferred Stocks
Lodging/Resorts	27,164,505	—	—	27,164,505
Other Preferred Stocks(a)	105,496,308	—	—	105,496,308
Total Preferred Stocks	132,660,813	—	—	132,660,813
Short-Term Investments	—	1,399,795	—	1,399,795
Total Investments	$363,007,725	$1,399,795	$—	$364,407,520

(a)    The Schedule of Investments provides information on the industry categorization for the portfolio.

^             A balance indicated with a “-”, either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

July 31, 2019

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

†                 In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•                  Level 3 — unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”).  ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)(cont’d)

changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.